UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    September 28, 2004
                                                --------------------------------

                               UnionBancorp, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                       0-28846                  36-3145350
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

              321 West Main Street, Ottawa, IL                   61350
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          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code        (815) 431-2720
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

                  On September 28, 2004, UnionBancorp, Inc. issued a news release to announce the extension of the Company's stock repurchase program. The release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.
                           ---------

                           Exhibit Number
                           --------------

                           99.1 News Release, dated September 28, 2004 issued by UnionBancorp, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNIONBANCORP, INC.



Dated:  September 28, 2004             /s/ DEWEY R. YAEGER
                                       -----------------------------------------
                                       Dewey R. Yaeger
                                       President and Principal Executive Officer



Dated:  September 28, 2004             /s/ KURT R. STEVENSON
                                       -----------------------------------------
                                       Kurt R. Stevenson
                                       Senior Vice President and Principal
                                       Financial and Accounting Officer

                                  EXHIBIT INDEX

Exhibit Number
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      99.1              News Release, dated September 28, 2004 issued by
                        UnionBancorp, Inc.